SEPTEMBER 8, 2023
SUPPLEMENT TO THE FOLLOWING:
THE HARTFORD GROWTH OPPORTUNITIES FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2023
HARTFORD DOMESTIC EQUITY FUNDS PROSPECTUS
DATED MARCH 1, 2023, AS SUPPLEMENTED TO DATE
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.
DATED MARCH 1, 2023
This Supplement contains new and additional information regarding The Hartford Growth Opportunities Fund and should be read in connection with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”).
The Board of Directors of The Hartford Mutual Funds II, Inc. has approved a proposal to reclassify The Hartford Growth Opportunities Fund (the “Fund”) from a diversified investment company to a non-diversified investment company and eliminate a related fundamental diversification policy. This change is subject to shareholder approval at a special shareholder meeting that is anticipated to be held in December 2023 (“Shareholder Meeting”). More detailed information about the proposed change in the Fund’s diversification policy will be provided in a forthcoming proxy statement. This Supplement is not a proxy and is not soliciting any proxy.
Currently, as a diversified fund, at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of the Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.
As a non-diversified fund under the Investment Company Act of 1940, the Fund would no longer be subject to the above restriction although the Fund would continue to comply with the tax diversification requirements for regulated investment companies under the Internal Revenue Code of 1986, as amended. A non-diversified fund is permitted to hold a greater percentage of its assets in the securities of a smaller number of issuers than a diversified fund, which means the Fund would be more exposed to the risk that poor performance by a single issuer could adversely affect Fund performance than would a fund that invests in a larger number of issuers. The proposed change to the Fund’s diversification classification is intended to provide the Fund with greater long-term flexibility in executing its investment strategy, although it is not expected to substantially affect the way the Fund is currently managed.
If the proposed amendment to the Fund’s diversification classification is approved by shareholders, it is expected to become effective on or about March 1, 2024. However, if the Shareholder Meeting is adjourned, the Fund may seek to be reclassified as non-diversified at a later date.
This Supplement should be retained with your Summary Prospectus, Statutory Prospectus and SAI for future reference.
HV-7631
September 2023